Securitizations and Variable Interest Entities	12 Months Ended
Dec. 31, 2012
Securitizations and Variable Interest Entities [Abstract]
Securitizations and Variable Interest Entities

Note 8: Securitizations and Variable Interest Entities

Involvement with SPEs

In the normal course of business, we enter into various types of on- and off-balance sheet transactions with special purpose entities (SPEs), which are corporations, trusts or partnerships that are established for a limited purpose. Generally, SPEs are formed in connection with securitization transactions. In a securitization transaction, assets from our balance sheet are transferred to an SPE, which then issues to investors various forms of interests in those assets and may also enter into derivative transactions. In a securitization transaction, we typically receive cash and/or other interests in an SPE as proceeds for the assets we transfer. Also, in certain transactions, we may retain the right to service the transferred receivables and to repurchase those receivables from the SPE if the outstanding balance of the receivables falls to a level where the cost exceeds the benefits of servicing such receivables. In addition, we may purchase the right to service loans in an SPE that were transferred to the SPE by a third party.

       In connection with our securitization activities, we have various forms of ongoing involvement with SPEs, which may include:

•       underwriting securities issued by SPEs and subsequently making markets in those securities;

•       providing liquidity facilities to support short-term obligations of SPEs issued to third party investors;

  providing credit enhancement on securities issued by SPEs or market value guarantees of assets held by SPEs through the use of letters of credit, financial guarantees, credit default swaps and total return swaps;

•       entering into other derivative contracts with SPEs;

•       holding senior or subordinated interests in SPEs;

•       acting as servicer or investment manager for SPEs; and

•       providing administrative or trustee services to SPEs.

SPEs are generally considered variable interest entities (VIEs). A VIE is an entity that has either a total equity investment that is insufficient to finance its activities without additional subordinated financial support or whose equity investors lack the ability to control the entity's activities. A VIE is consolidated by its primary beneficiary, the party that has both the power to direct the activities that most significantly impact the VIE and a variable interest that could potentially be significant to the VIE. A variable interest is a contractual, ownership or other interest that changes with changes in the fair value of the VIE's net assets. To determine whether or not a variable interest we hold could potentially be significant to the VIE, we consider both qualitative and quantitative factors regarding the nature, size and form of our involvement with the VIE. We assess whether or not we are the primary beneficiary of a VIE on an on-going basis.

       We have segregated our involvement with VIEs between those VIEs which we consolidate, those which we do not consolidate and those for which we account for the transfers of financial assets as secured borrowings. Secured borrowings are transactions involving transfers of our financial assets to third parties that are accounted for as financings with the assets pledged as collateral. Accordingly, the transferred assets remain recognized on our balance sheet. Subsequent tables within this Note further segregate these transactions by structure type.

The classifications of assets and liabilities in our balance sheet associated with our transactions with VIEs follow:

			Transfers that
	VIEs that we	VIEs	we account
	do not	that we	for as secured
(in millions)	consolidate	consolidate	borrowings		Total

December 31, 2012

Cash	$-	260		30	290
Trading assets	1,902	114		218	2,234
Securities available for sale (1)	19,900	2,772		14,848	37,520
Mortgages held for sale	-	469		-	469
Loans	9,841	10,553		7,088	27,482
Mortgage servicing rights	11,114	-		-	11,114
Other assets	4,993	457		161	5,611
Total assets	47,750	14,625		22,345	84,720
Short-term borrowings	-	2,059	(2)	13,228	15,287
Accrued expenses and other liabilities	3,441	901	(2)	20	4,362
Long-term debt	-	3,483	(2)	6,520	10,003
Total liabilities	3,441	6,443		19,768	29,652
Noncontrolling interests	-	48		-	48
Net assets	$44,309	8,134		2,577	55,020

December 31, 2011

Cash	$-	321		11	332
Trading assets	3,723	293		30	4,046
Securities available for sale (1)	21,708	3,332		11,671	36,711
Mortgages held for sale	-	444		-	444
Loans	11,404	11,967		7,181	30,552
Mortgage servicing rights	12,080	-		-	12,080
Other assets	4,494	1,858		137	6,489
Total assets	53,409	18,215		19,030	90,654
Short-term borrowings	-	3,450	(2)	10,682	14,132
Accrued expenses and other liabilities	3,350	1,138	(2)	121	4,609
Long-term debt	-	4,932	(2)	6,686	11,618
Total liabilities	3,350	9,520		17,489	30,359
Noncontrolling interests	-	61		-	61
Net assets	$50,059	8,634		1,541	60,234

  Excludes certain debt securities related to loans serviced for the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and GNMA.
  Includes the following VIE liabilities at December 31, 2012, and December 31, 2011, respectively, with recourse to the general credit of Wells Fargo: Short-term borrowings, $2.1 billion and $3.4 billion; Accrued expenses and other liabilities, $767 million and $963 million; and Long-term debt, $29 million and $30 million.

Transactions with Unconsolidated VIEs

Our transactions with VIEs include securitizations of residential mortgage loans, CRE loans, student loans and auto loans and leases; investment and financing activities involving CDOs backed by asset-backed and CRE securities, collateralized loan obligations (CLOs) backed by corporate loans, and other types of structured financing. We have various forms of involvement with VIEs, including holding senior or subordinated interests, entering into liquidity arrangements, credit default swaps and other derivative contracts. Involvements with these unconsolidated VIEs are recorded on our balance sheet primarily in trading assets, securities available for sale, loans, MSRs, other assets and other liabilities, as appropriate.

       The following tables provide a summary of unconsolidated VIEs with which we have significant continuing involvement, but we are not the primary beneficiary. We do not consider our continuing involvement in an unconsolidated VIE to be significant when it relates to third-party sponsored VIEs for which we were not the transferor or if we were the sponsor but do not have any other significant continuing involvement.

       Significant continuing involvement includes transactions where we were the sponsor or transferor and have other significant forms of involvement. Sponsorship includes transactions with unconsolidated VIEs where we solely or materially participated in the initial design or structuring of the entity or marketing of the transaction to investors. When we transfer assets to a VIE and account for the transfer as a sale, we are considered the transferor. We consider investments in securities held outside of trading, loans, guarantees, liquidity agreements, written options and servicing of collateral to be other forms of involvement that may be significant. We have excluded certain transactions with unconsolidated VIEs from the balances presented in the table below where we have determined that our continuing involvement is not significant due to the temporary nature and size of our variable interests, because we were not the transferor or because we were not involved in the design or operations of the unconsolidated VIEs.

					Other
	Total	Debt and			commitments
	VIE	equity	Servicing		and	Net
(in millions)	assets	interests (1)	assets	Derivatives	guarantees	assets
December 31, 2012
		Carrying value - asset (liability)
Residential mortgage loan
securitizations:
Conforming	$1,268,494	3,620	10,336	-	(1,690)	12,266
Other/nonconforming	49,794	2,188	284	-	(53)	2,419
Commercial mortgage securitizations	168,126	7,081	466	404	-	7,951
Collateralized debt obligations:
Debt securities	6,940	13	-	471	144	628
Loans (2)	8,155	7,962	-	-	-	7,962
Asset-based finance structures	10,404	7,155	-	(104)	-	7,051
Tax credit structures	20,098	5,180	-	-	(1,657)	3,523
Collateralized loan obligations	6,641	1,439	-	1	-	1,440
Investment funds	4,771	49	-	-	-	49
Other (3)	10,401	977	28	14	1	1,020
Total	$1,553,824	35,664	11,114	786	(3,255)	44,309

		Maximum exposure to loss
Residential mortgage loan
securitizations:
Conforming		$3,620	10,336	-	5,061	19,017
Other/nonconforming		2,188	284	-	353	2,825
Commercial mortgage securitizations		7,081	466	446	-	7,993
Collateralized debt obligations:
Debt securities		13	-	471	144	628
Loans (2)		7,962	-	-	-	7,962
Asset-based finance structures		7,155	-	104	1,967	9,226
Tax credit structures		5,180	-	-	247	5,427
Collateralized loan obligations		1,439	-	1	261	1,701
Investment funds		49	-	-	27	76
Other (3)		977	28	318	119	1,442
Total		$35,664	11,114	1,340	8,179	56,297

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					Other
	Total	Debt and			commitments
	VIE	equity	Servicing		and	Net
(in millions)	assets	interests (1)	assets	Derivatives	guarantees	assets
December 31, 2011
		Carrying value - asset (liability)
Residential mortgage loan securitizations:
Conforming	$1,135,629	4,682	11,070	-	(975)	14,777
Other/nonconforming	61,461	2,460	353	1	(48)	2,766
Commercial mortgage securitizations	179,007	7,063	623	349	-	8,035
Collateralized debt obligations:
Debt securities	11,240	1,107	-	193	-	1,300
Loans (2)	9,757	9,511	-	-	-	9,511
Asset-based finance structures	9,606	6,942	-	(130)	-	6,812
Tax credit structures	19,257	4,119	-	-	(1,439)	2,680
Collateralized loan obligations	12,191	2,019	-	40	-	2,059
Investment funds	6,318	-	-	-	-	-
Other (3)	18,717	1,896	34	190	(1)	2,119
Total	$1,463,183	39,799	12,080	643	(2,463)	50,059

		Maximum exposure to loss
Residential mortgage loan securitizations:
Conforming		$4,682	11,070	-	3,657	19,409
Other/nonconforming		2,460	353	1	295	3,109
Commercial mortgage securitizations		7,063	623	538	-	8,224
Collateralized debt obligations:
Debt securities		1,107	-	874	-	1,981
Loans (2)		9,511	-	-	-	9,511
Asset-based finance structures		6,942	-	130	1,504	8,576
Tax credit structures		4,119	-	-	-	4,119
Collateralized loan obligations		2,019	-	41	523	2,583
Investment funds		-	-	-	41	41
Other (3)		1,896	34	903	150	2,983
Total		$39,799	12,080	2,487	6,170	60,536

  Includes total equity interests of $5.8 billion and $4.5 billion at December 31, 2012 and 2011, respectively. The December 31, 2011 equity interests balance has been revised to include tax credit structures, which are all equity interests. Also includes debt interests in the form of both loans and securities. Excludes certain debt securities held related to loans serviced for FNMA, FHLMC and GNMA.
  Represents senior loans to trusts that are collateralized by asset-backed securities. The trusts invest primarily in senior tranches from a diversified pool of primarily U.S. asset securitizations, of which all are current, and over 83% and 88% were rated as investment grade by the primary rating agencies at December 31, 2012 and 2011, respectively. These senior loans are accounted for at amortized cost and are subject to the Company's allowance and credit charge-off policies.
  Includes structured financing, student loan securitizations, auto loan and lease securitizations and credit-linked note structures. Also contains investments in auction rate securities (ARS) issued by VIEs that we do not sponsor and, accordingly, are unable to obtain the total assets of the entity.

       In the two preceding tables, “Total VIE assets” represents the remaining principal balance of assets held by unconsolidated VIEs using the most current information available. For VIEs that obtain exposure to assets synthetically through derivative instruments, the remaining notional amount of the derivative is included in the asset balance. “Carrying value” is the amount in our consolidated balance sheet related to our involvement with the unconsolidated VIEs. “Maximum exposure to loss” from our involvement with off-balance sheet entities, which is a required disclosure under GAAP, is determined as the carrying value of our involvement with off-balance sheet (unconsolidated) VIEs plus the remaining undrawn liquidity and lending commitments, the notional amount of net written derivative contracts, and generally the notional amount of, or stressed loss estimate for, other commitments and guarantees. It represents estimated loss that would be incurred under severe, hypothetical circumstances, for which we believe the possibility is extremely remote, such as where the value of our interests and any associated collateral declines to zero, without any consideration of recovery or offset from any economic hedges. Accordingly, this required disclosure is not an indication of expected loss.

RESIDENTIAL MORTGAGE LOANS Residential mortgage loan securitizations are financed through the issuance of fixed- or floating-rate-asset-backed-securities, which are collateralized by the loans transferred to a VIE. We typically transfer loans we originated to these VIEs, account for the transfers as sales, retain the right to service the loans and may hold other beneficial interests issued by the VIEs. We also may be exposed to limited liability related to recourse agreements and repurchase agreements we make to our issuers and purchasers, which are included in other commitments and guarantees. In certain instances, we may service residential mortgage loan securitizations structured by third parties whose loans we did not originate or transfer. Our residential mortgage loan securitizations consist of conforming and nonconforming securitizations.

       Conforming residential mortgage loan securitizations are those that are guaranteed by GSEs, including GNMA. Because of the power of the GSEs over the VIEs that hold the assets from these conforming residential mortgage loan securitizations, we do not consolidate them.

       The loans sold to the VIEs in nonconforming residential mortgage loan securitizations are those that do not qualify for a GSE guarantee. We may hold variable interests issued by the VIEs, primarily in the form of senior securities. We do not consolidate the nonconforming residential mortgage loan securitizations included in the table because we either do not hold any variable interests, hold variable interests that we do not consider potentially significant or are not the primary servicer for a majority of the VIE assets.

       Other commitments and guarantees include amounts related to loans sold that we may be required to repurchase, or otherwise indemnify or reimburse the investor or insurer for losses incurred, due to material breach of contractual representations and warranties. The maximum exposure to loss for material breach of contractual representations and warranties represents a stressed case estimate we utilize for determining stressed case regulatory capital needs and is considered to be a remote scenario.

COMMERCIAL MORTGAGE LOAN SECURITIZATIONS Commercial mortgage loan securitizations are financed through the issuance of fixed- or floating-rate-asset-backed-securities, which are collateralized by the loans transferred to the VIE. In a typical securitization, we may transfer loans we originate to these VIEs, account for the transfers as sales, retain the right to service the loans and may hold other beneficial interests issued by the VIEs. In certain instances, we may service commercial mortgage loan securitizations structured by third parties whose loans we did not originate or transfer. We typically serve as primary or master servicer of these VIEs. The primary or master servicer in a commercial mortgage loan securitization typically cannot make the most significant decisions impacting the performance of the VIE and therefore does not have power over the VIE. We do not consolidate the commercial mortgage loan securitizations included in the disclosure because we either do not have power or do not have a variable interest that could potentially be significant to the VIE.

COLLATERALIZED DEBT OBLIGATIONS (CDOs) A CDO is a securitization where a VIE purchases a pool of assets consisting of asset-backed securities and issues multiple tranches of equity or notes to investors. In some CDOs, a portion of the assets are obtained synthetically through the use of derivatives such as credit default swaps or total return swaps.

       Prior to 2008, we engaged in the structuring of CDOs on behalf of third party asset managers who would select and manage the assets for the CDO. Typically, the asset manager has some discretion to manage the sale of assets of, or derivatives used by the CDO, which generally gives the asset manager the power over the CDO. We have not structured these types of transactions since the credit market disruption began in late 2007.

       In addition to our role as arranger we may have other forms of involvement with these CDOs, including ones established prior to 2008. Such involvement may include acting as liquidity provider, derivative counterparty, secondary market maker or investor. For certain CDOs, we may also act as the collateral manager or servicer. We receive fees in connection with our role as collateral manager or servicer.

       We assess whether we are the primary beneficiary of CDOs based on our role in them in combination with the variable interests we hold. Subsequently, we monitor our ongoing involvement to determine if the nature of our involvement has changed. We are not the primary beneficiary of these CDOs in most cases because we do not act as the collateral manager or servicer, which generally denotes power. In cases where we are the collateral manager or servicer, we are not the primary beneficiary because we do not hold interests that could potentially be significant to the VIE.

COLLATERALIZED LOAN OBLIGATIONS (CLOs) A CLO is a securitization where an SPE purchases a pool of assets consisting of loans and issues multiple tranches of equity or notes to investors. Generally, CLOs are structured on behalf of a third party asset manager that typically selects and manages the assets for the term of the CLO. Typically, the asset manager has the power over the significant decisions of the VIE through its discretion to manage the assets of the CLO. We assess whether we are the primary beneficiary of CLOs based on our role in them and the variable interests we hold. In most cases, we are not the primary beneficiary because we do not have the power to manage the collateral in the VIE.

       In addition to our role as arranger, we may have other forms of involvement with these CLOs. Such involvement may include acting as underwriter, derivative counterparty, secondary market maker or investor. For certain CLOs, we may also act as the servicer, for which we receive fees in connection with that role. We also earn fees for arranging these CLOs and distributing the securities.

ASSET-BASED FINANCE STRUCTURES We engage in various forms of structured finance arrangements with VIEs that are collateralized by various asset classes including energy contracts, auto and other transportation leases, intellectual property, equipment and general corporate credit. We typically provide senior financing, and may act as an interest rate swap or commodity derivative counterparty when necessary. In most cases, we are not the primary beneficiary of these structures because we do not have power over the significant activities of the VIEs involved in them.

       For example, we have investments in asset-backed securities that are collateralized by auto leases or loans and cash reserves. These fixed-rate and variable-rate securities have been structured as single-tranche, fully amortizing, unrated bonds that are equivalent to investment-grade securities due to their significant overcollateralization. The securities are issued by VIEs that have been formed by third party auto financing institutions primarily because they require a source of liquidity to fund ongoing vehicle sales operations. The third party auto financing institutions manage the collateral in the VIEs, which is indicative of power in them and we therefore do not consolidate these VIEs.

TAX CREDIT STRUCTURES We co-sponsor and make investments in affordable housing and sustainable energy projects that are designed to generate a return primarily through the realization of federal tax credits. In some instances, our investments in these structures may require that we fund future capital commitments at the discretion of the project sponsors. While the size of our investment in a single entity may at times exceed 50% of the outstanding equity interests, we do not consolidate these structures due to the project sponsor's ability to manage the projects, which is indicative of power in them.

INVESTMENT FUNDS We do not consolidate the investment funds because we do not absorb the majority of the expected future variability associated with the funds' assets, including variability associated with credit, interest rate and liquidity risks.

OTHER TRANSACTIONS WITH VIEs In 2008, legacy Wachovia reached an agreement to purchase auction rate securities (ARS) at par that were sold to third-party investors by certain of its subsidiaries. ARS are debt instruments with long-term maturities, but which re-price more frequently, and preferred equities with no maturity. We purchased all outstanding ARS that were issued by VIEs and subject to the agreement. At December 31, 2012, we held in our securities available-for-sale portfolio $357 million of ARS issued by VIEs redeemed pursuant to this agreement, compared with $643 million at December 31, 2011.

       In 2009, we reached agreements to purchase additional ARS from eligible investors who bought ARS through one of our broker-dealer subsidiaries. We purchased all outstanding ARS that were issued by VIEs and subject to the agreement. As of December 31, 2012, we held in our securities available-for-sale portfolio $329 million of ARS issued by VIEs redeemed pursuant to this agreement, compared with $624 million at December 31, 2011.

       We do not consolidate the VIEs that issued the ARS because we do not have power over the activities of the VIEs.

TRUST PREFERRED SECURITIES In addition to the involvements disclosed in the preceding table, through the issuance of trust preferred securities we had junior subordinated debt financing with a carrying value of $4.9 billion at December 31, 2012, and $7.6 billion at December 31, 2011 and $2.5 billion of preferred stock at both December 31, 2012, and 2011. In these transactions, VIEs that we wholly own issue debt securities or preferred equity to third party investors. All of the proceeds of the issuance are invested in debt securities or preferred equity that we issue to the VIEs. The VIEs' operations and cash flows relate only to the issuance, administration and repayment of the securities held by third parties. We do not consolidate these VIEs because the sole assets of the VIEs are receivables from us. This is the case even though we own all of the voting equity shares of the VIEs, have fully guaranteed the obligations of the VIEs and may have the right to redeem the third party securities under certain circumstances. We report the debt securities issued to the VIEs as long-term junior subordinated debt and the preferred equity securities issued to the VIEs as preferred stock in our consolidated balance sheet.

       In 2012, we redeemed $2.7 billion of trust preferred securities that will no longer count as Tier 1 capital under the Dodd-Frank Act and the Basel Committee recommendations known as the Basel III standards.

Securitization Activity Related to Unconsolidated VIEs

We use VIEs to securitize consumer and CRE loans and other types of financial assets, including student loans and auto loans. We typically retain the servicing rights from these sales and may continue to hold other beneficial interests in the VIEs. We may also provide liquidity to investors in the beneficial interests and credit enhancements in the form of standby letters of credit. Through these securitizations we may be exposed to liability under limited amounts of recourse as well as standard representations and warranties we make to purchasers and issuers. We had the following cash flows with our securitization trusts that were involved in transfers accounted for as sales.

	Year ended December 31,
	2012		2011		2010
		Other		Other		Other
	Mortgage	financial	Mortgage	financial	Mortgage	financial
(in millions)	loans	assets	loans	assets	loans	assets
Sales proceeds from securitizations (1)	$535,372	-	337,357	-	374,488	-
Servicing fees	4,433	10	4,401	11	4,316	34
Other interests held	1,767	135	1,779	263	1,786	442
Purchases of delinquent assets	62	-	9	-	25	-
Net servicing advances	226	-	29	-	49	-

  Represents cash flow data for all loans securitized in the period presented.

       In 2012, 2011, and 2010, we recognized net gains of $518 million, $112 million and $27 million, respectively, from transfers accounted for as sales of financial assets in securitizations. These net gains primarily relate to commercial mortgage securitizations and residential mortgage securitizations where the loans were not already carried at fair value.

       Sales with continuing involvement during 2012, 2011 and 2010 predominantly related to conforming residential mortgage securitizations. During 2012, 2011 and 2010 we transferred $517.3 billion, $329.1 billion and $379.0 billion respectively, in fair value of conforming residential mortgages to unconsolidated VIEs and recorded the transfers as sales. Substantially all of these transfers did not result in a gain or loss because the loans are already carried at fair value. In connection with all of these transfers, in 2012 we recorded a $4.9 billion servicing asset, measured at fair value using a Level 3 measurement technique, and a $274 million liability for probable repurchase losses. In 2011, we recorded a $4.0 billion servicing asset and a $101 million liability. In 2010, we recorded a $4.5 billion servicing asset, with $4.1 billion recorded at fair value as Level 3 and the remaining $400 million recorded as amortized mortgage servicing rights. We also recorded a $144 million repurchase liability in 2010.

       We used the following key weighted-average assumptions to measure mortgage servicing assets at the date of securitization:

	Residential mortgage
	servicing rights
	2012	2011	2010
Year ended December 31,
Prepayment speed (1)	13.4%	12.8	13.5
Discount rate	7.3	7.7	5.4
Cost to service ($ per loan) (2)	$151	146	151

  The prepayment speed assumption for residential mortgage servicing rights includes a blend of prepayment speeds and default rates. Prepayment speed assumptions are influenced by mortgage interest rate inputs as well as our estimation of drivers of borrower behavior.
  Includes costs to service and unreimbursed foreclosure costs.

During 2012, 2011 and 2010, we transferred $3.4 billion, $3.0 billion and $336 million, respectively, in fair value of commercial mortgages to unconsolidated VIEs and recorded the transfers as sales. These transfers resulted in a gain of $178 million in 2012, $48 million in 2011 and $23 million in 2010 because the loans were carried at LOCOM. In connection with these transfers, in 2012 and 2011 we recorded a servicing asset of $13 million and $20 million, respectively, initially measured at fair value using a Level 3 measurement technique.

The following table provides key economic assumptions and the sensitivity of the current fair value of residential mortgage servicing rights and other retained interests to immediate adverse changes in those assumptions. “Other interests held” relate predominantly to residential and commercial mortgage loan securitizations. Residential mortgage-backed securities retained in securitizations issued through GSEs, such as FNMA, FHLMC and GNMA, are excluded from the table because these securities have a remote risk of credit loss due to the GSE guarantee. These securities also have economic characteristics similar to GSE mortgage-backed securities that we purchase, which are not included in the table. Subordinated interests include only those bonds whose credit rating was below AAA by a major rating agency at issuance. Senior interests include only those bonds whose credit rating was AAA by a major rating agency at issuance. The information presented excludes trading positions held in inventory.

		Other interests held
	Residential
	mortgage	Interest-	Consumer		Commercial (2)
	servicing	only	Subordinated	Senior	Subordinated	Senior
($ in millions, except cost to service amounts)	rights (1)	strips	bonds	bonds	bonds	bonds
Fair value of interests held at December 31, 2012	$11,538	187	40	-	249	982
Expected weighted-average life (in years)	4.8	4.1	5.9	-	4.7	5.3

Key economic assumptions:
Prepayment speed assumption (3)	15.7%	10.6	6.8	-
Decrease in fair value from:
10% adverse change	$869	5	-	-
25% adverse change	2,038	12	-	-

Discount rate assumption	7.4%	16.9	8.9	-	3.5	2.2
Decrease in fair value from:
100 basis point increase	$562	4	2	-	12	43
200 basis point increase	1,073	8	4	-	21	84

Cost to service assumption ($ per loan)	219
Decrease in fair value from:
10% adverse change	615
25% adverse change	1,537

Credit loss assumption			0.4%	-	10.0	-
Decrease in fair value from:
10% higher losses			$-	-	12	-
25% higher losses			-	-	19	-

Fair value of interests held at December 31, 2011	$12,918	230	45	321	240	852
Expected weighted-average life (in years)	5.1	4.6	6.1	5.6	5.3	4.4

Key economic assumptions:
Prepayment speed assumption (3)	14.8%	10.7	6.9	13.9
Decrease in fair value from:
10% adverse change	$895	6	-	2
25% adverse change	2,105	15	1	4

Discount rate assumption	7.1%	15.6	11.9	7.1	3.8	2.4
Decrease in fair value from:
100 basis point increase	$566	6	2	12	9	31
200 basis point increase	1,081	12	4	24	18	59

Cost to service assumption ($ per loan)	218
Decrease in fair value from:
10% adverse change	582
25% adverse change	1,457

Credit loss assumption			0.5%	4.5	10.7	-
Decrease in fair value from:
10% higher losses			$-	1	8	-
25% higher losses			-	2	18	-

  December 31, 2011, has been revised to report only the sensitivities for residential mortgage servicing rights. See narrative following this table for a discussion of commercial mortgage servicing rights.
  “Other interests held” has been expanded to include retained interests from commercial securitizations. Prepayment speed assumptions do not significantly impact the value of commercial mortgage securitization bonds as the underlying commercial mortgage loans experience significantly lower prepayments due to certain contractual restrictions, impacting the borrower's ability to prepay the mortgage.
  The prepayment speed assumption for residential mortgage servicing rights includes a blend of prepayment speeds and default rates. Prepayment speed assumptions are influenced by mortgage interest rate inputs as well as our estimation of drivers of borrower behavior.

       In addition to residential mortgage servicing rights (MSRs) included in the previous table, we have a small portfolio of commercial MSRs with a fair value of $1.4 billion at December 31, 2012, and December 31, 2011. The nature of our commercial MSRs, which are carried at LOCOM, is different from our residential MSRs. Prepayment activity on serviced loans does not significantly impact the value of commercial MSRs because, unlike residential mortgages, commercial mortgages experience significantly lower prepayments due to certain contractual restrictions, impacting the borrower's ability to prepay the mortgage. Additionally, for our commercial MSR portfolio, we are typically master/primary servicer, but not the special servicer, who is separately responsible for the servicing and workout of delinquent and foreclosed loans. It is the special servicer, similar to our role as servicer of residential mortgage loans, who is affected by higher servicing and foreclosure costs due to an increase in delinquent and foreclosed loans. Accordingly, prepayment speeds and costs to service are not key assumptions for commercial MSRs as they do not significantly impact the valuation. The primary economic driver impacting the fair value of our commercial MSRs is forward interest rates, which are derived from market observable yield curves used to price capital markets instruments. Market interest rates most significantly affect interest earned on custodial deposit balances. The sensitivity of the current fair value to an immediate adverse 25% change in the assumption about interest earned on deposit balances at December 31, 2012, and 2011, results in a decrease in fair value of $139 million and $219 million, respectively. See Note 9 for further information on our commercial MSRs.

       The sensitivities in the preceding paragraph and table are hypothetical and caution should be exercised when relying on this data. Changes in value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in the assumption to the change in value may not be linear. Also, the effect of a variation in a particular assumption on the value of the other interests held is calculated independently without changing any other assumptions. In reality, changes in one factor may result in changes in others (for example, changes in prepayment speed estimates could result in changes in the credit losses), which might magnify or counteract the sensitivities.

       The following table presents information about the principal balances of off-balance sheet securitized loans, including residential mortgages sold to FNMA, FHLMC, GNMA and securitizations where servicing is our only form of continuing involvement. Delinquent loans include loans 90 days or more past due and still accruing interest as well as nonaccrual loans. In securitizations where servicing is our only form of continuing involvement, we would only experience a loss if required to repurchase a delinquent loan due to a breach in representations and warranties associated with our loan sale or servicing contracts.

					Net charge-offs
	Total loans		Delinquent loans		Year ended
	December 31,		December 31,		December 31,
(in millions)	2012	2011	2012	2011	2012	2011
Commercial:
Real estate mortgage	$128,564	137,121	12,216	11,142	541	569
Total commercial	128,564	137,121	12,216	11,142	541	569
Consumer:
Real estate 1-4 family first mortgage	1,283,504	1,171,666	21,574	24,235	1,170	1,506
Real estate 1-4 family junior lien mortgage	1	2	-	-	-	16
Other revolving credit and installment	2,034	2,271	110	131	-	-
Total consumer	1,285,539	1,173,939	21,684	24,366	1,170	1,522
Total off-balance sheet securitized loans (1)	$1,414,103	1,311,060	33,900	35,508	1,711	2,091

At December 31, 2012 and 2011, the table includes total loans of $1.3 trillion and $1.2 trillion, respectively, and delinquent loans of $17.4 billion and $19.7 billion, respectively for FNMA, FHLMC and GNMA. Net charge-offs exclude loans sold to FNMA, FHLMC and GNMA as we do not service or manage the underlying real estate upon foreclosure and, as such, do not have access to net charge-off information.

Transactions with Consolidated VIEs and Secured Borrowings

The following table presents a summary of transfers of financial assets accounted for as secured borrowings and involvements with consolidated VIEs. “Consolidated assets” are presented using GAAP measurement methods, which may include fair value, credit impairment or other adjustments, and therefore in some instances will differ from “Total VIE assets.” For VIEs that obtain exposure synthetically through derivative instruments, the remaining notional amount of the derivative is included in “Total VIE assets.” On the consolidated balance sheet, we separately disclose the consolidated assets of certain VIEs that can only be used to settle the liabilities of those VIEs.

		Carrying value
	Total		Third
	VIE	Consolidated	party	Noncontrolling	Net
(in millions)	assets	assets	liabilities	interests	assets
December 31, 2012

Secured borrowings:
Municipal tender option bond securitizations	$16,782	15,130	(13,248)	-	1,882
Commercial real estate loans	975	975	(696)	-	279
Residential mortgage securitizations	5,757	6,240	(5,824)	-	416
Total secured borrowings	23,514	22,345	(19,768)	-	2,577
Consolidated VIEs:
Nonconforming residential
mortgage loan securitizations	8,633	7,707	(2,933)	-	4,774
Multi-seller commercial paper conduit	2,059	2,036	(2,053)	-	(17)
Auto loan securitizations	-	-	-	-	-
Structured asset finance	71	71	(17)	-	54
Investment funds	1,837	1,837	(2)	-	1,835
Other	3,454	2,974	(1,438)	(48)	1,488
Total consolidated VIEs	16,054	14,625	(6,443)	(48)	8,134
Total secured borrowings and consolidated VIEs	$39,568	36,970	(26,211)	(48)	10,711
December 31, 2011

Secured borrowings:
Municipal tender option bond securitizations	$14,168	11,748	(10,689)	-	1,059
Commercial real estate loans	1,168	1,168	(1,041)	-	127
Residential mortgage securitizations	5,705	6,114	(5,759)	-	355
Total secured borrowings	21,041	19,030	(17,489)	-	1,541
Consolidated VIEs:
Nonconforming residential
mortgage loan securitizations	11,375	10,244	(4,514)	-	5,730
Multi-seller commercial paper conduit	2,860	2,860	(2,935)	-	(75)
Auto loan securitizations	163	163	(143)	-	20
Structured asset finance	124	124	(16)	-	108
Investment funds	2,012	2,012	(22)	-	1,990
Other	3,432	2,812	(1,890)	(61)	861
Total consolidated VIEs	19,966	18,215	(9,520)	(61)	8,634
Total secured borrowings and consolidated VIEs	$41,007	37,245	(27,009)	(61)	10,175

In addition to the transactions included in the previous table, at both December 31, 2012, and 2011, we had approximately $6.0 billion of private placement debt financing issued through a consolidated VIE. The issuance is classified as long-term debt in our consolidated financial statements. At December 31, 2012, and 2011, we pledged approximately $6.4 billion and $6.2 billion in loans (principal and interest eligible to be capitalized), $179 million and $316 million in securities available for sale, and $138 million and $154 million in cash and cash equivalents to collateralize the VIE's borrowings, respectively. These assets were not transferred to the VIE, and accordingly we have excluded the VIE from the previous table.

       We have raised financing through the securitization of certain financial assets in transactions with VIEs accounted for as secured borrowings. We also consolidate VIEs where we are the primary beneficiary. In certain transactions other than the multi-seller commercial paper conduit, we provide contractual support in the form of limited recourse and liquidity to facilitate the remarketing of short-term securities issued to third party investors. Other than this limited contractual support, the assets of the VIEs are the sole source of repayment of the securities held by third parties. The liquidity support we provide to the multi-seller commercial paper conduit ensures timely repayment of commercial paper issued by the conduit and is described further below.

MUNICIPAL TENDER OPTION BOND SECURITIZATIONS As part of our normal portfolio investment activities, we consolidate municipal bond trusts that hold highly rated, long-term, fixed-rate municipal bonds, the majority of which are rated AA or better. Our residual interests in these trusts generally allow us to capture the economics of owning the securities outright, and constructively make decisions that significantly impact the economic performance of the municipal bond vehicle, primarily by directing the sale of the municipal bonds owned by the vehicle. In addition, the residual interest owners have the right to receive benefits and bear losses that are proportional to owning the underlying municipal bonds in the trusts. The trusts obtain financing by issuing floating-rate trust certificates that reprice on a weekly or other basis to third-party investors. Under certain conditions, if we elect to terminate the trusts and withdraw the underlying assets, the third party investors are entitled to a small portion of any unrealized gain on the underlying assets. We may serve as remarketing agent and/or liquidity provider for the trusts. The floating-rate investors have the right to tender the certificates at specified dates, often with as little as seven days' notice. Should we be unable to remarket the tendered certificates, we are generally obligated to purchase them at par under standby liquidity facilities unless the bond's credit rating has declined below investment grade or there has been an event of default or bankruptcy of the issuer and insurer.

NONCONFORMING RESIDENTIAL MORTGAGE LOAN SECURITIZATIONS We have consolidated certain of our nonconforming residential mortgage loan securitizations in accordance with consolidation accounting guidance. We have determined we are the primary beneficiary of these securitizations because we have the power to direct the most significant activities of the entity through our role as primary servicer and also hold variable interests that we have determined to be significant. The nature of our variable interests in these entities may include beneficial interests issued by the VIE, mortgage servicing rights and recourse or repurchase reserve liabilities. The beneficial interests issued by the VIE that we hold include either subordinate or senior securities held in an amount that we consider potentially significant.

MULTI-SELLER COMMERCIAL PAPER CONDUIT We administer a multi-seller asset-based commercial paper conduit that finances certain client transactions. This conduit is a bankruptcy remote entity that makes loans to, or purchases certificated interests, generally from SPEs, established by our clients (sellers) and which are secured by pools of financial assets. The conduit funds itself through the issuance of highly rated commercial paper to third party investors. The primary source of repayment of the commercial paper is the cash flows from the conduit's assets or the re-issuance of commercial paper upon maturity. The conduit's assets are structured with deal-specific credit enhancements generally in the form of overcollateralization provided by the seller, but may also include subordinated interests, cash reserve accounts, third party credit support facilities and excess spread capture. The timely repayment of the commercial paper is further supported by asset-specific liquidity facilities in the form of liquidity asset purchase agreements that we provide. Each facility is equal to 102% of the conduit's funding commitment to a client. The aggregate amount of liquidity must be equal to or greater than all the commercial paper issued by the conduit. At the discretion of the administrator, we may be required to purchase assets from the conduit at par value plus accrued interest or discount on the related commercial paper, including situations where the conduit is unable to issue commercial paper. Par value may be different from fair value.

       We receive fees in connection with our role as administrator and liquidity provider. We may also receive fees related to the structuring of the conduit's transactions. We are the primary beneficiary of the conduit because we have power over the significant activities of the conduit and have a significant variable interest due to our liquidity arrangement.

INVESTMENT FUNDS We have consolidated certain of our investment funds where we manage the assets of the fund and our interests absorb a majority of the funds' variability. We consolidate these VIEs because we have discretion over the management of the assets and are the sole investor in these funds.